UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-5877

Dreyfus Strategic Municipal Bond Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	11/30
Date of reporting period:	11/30/06

FORM N-CSR

Item 1.	Reports to Stockholders.

Dreyfus Strategic Municipal Bond Fund, Inc. Protecting Your Privacy Our Pledge to You

THE FUND IS COMMITTED TO YOUR PRIVACY. On this page, you will find the Fund’s policies and practices for collecting, disclosing, and safeguarding “nonpublic personal information,” which may include financial or other customer information.These policies apply to individuals who purchase Fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the Fund’s consumer privacy policy, and may be amended at any time. We’ll keep you informed of changes as required by law.

YOUR ACCOUNT IS PROVIDED IN A SECURE ENVIRONMENT. The Fund maintains physical, electronic and procedural safeguards that comply with federal regulations to guard nonpublic personal information. The Fund’s agents and service providers have limited access to customer information based on their role in servicing your account.

THE FUND COLLECTS INFORMATION IN ORDER TO SERVICE AND ADMINISTER YOUR ACCOUNT.

The Fund collects a variety of nonpublic personal information, which may include:

  Information we receive from you, such as your name, address, and social security number.
  Information about your transactions with us, such as the purchase or sale of Fund shares.
  Information we receive from agents and service providers, such as proxy voting information.

THE FUND DOES NOT SHARE NONPUBLIC

PERSONAL INFORMATION WITH ANYONE, EXCEPT AS PERMITTED BY LAW.

Thank you for this opportunity to serve you.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Selected Information
7	Statement of Investments
22	Statement of Assets and Liabilities
23	Statement of Operations
24	Statement of Changes in Net Assets
25	Financial Highlights
26	Notes to Financial Statements
33	Report of Independent Registered
Public Accounting Firm
34	Additional Information
37	Important Tax Information
37	Proxy Results
38	Information About the Review and Approval
of the Fund’s Investment Advisory Agreement
43	Board Members Information
47	Officers of the Fund
49	Officers and Directors

FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus
Strategic Municipal Bond Fund, Inc.

A LETTER FROM THE CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Strategic Municipal Bond Fund, Inc., covering the 12-month period from December 1, 2005, through November 30, 2006.

Although reports of declining housing prices have raised some economic concerns, we believe that neither a domestic recession nor a major shortfall in global growth is likely. A stubbornly low unemployment rate suggests that labor market conditions remain strong, and stimulative monetary policies over the last several years have left a legacy of ample financial liquidity worldwide. These and other factors should continue to support further economic expansion, but at a slower rate than we saw earlier this year.

The U.S. bond market also appears to be expecting a slower economy, as evidenced by an “inverted yield curve” at the end of November, in which yields of two-year U.S.Treasury securities were lower than the overnight federal funds rate. This anomaly may indicate that short-term interest rates have peaked, while the Federal Reserve Board remains “on hold” as it assesses new releases of economic data. As always, we encourage you to discuss the implications of these and other matters with your financial advisor.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s portfolio manager.

Thank you for your continued confidence and support.

DISCUSSION OF FUND PERFORMANCE

James Welch, Portfolio Manager

How did Dreyfus Strategic Municipal Bond Fund perform during the period?

For the 12-month period ended November 30, 2006, the fund achieved a total return of 9.94% .1 Over the same period, the fund provided aggregate income dividends of $0.47 per share, which reflects a distribution rate of 5.09% .2

After achieving modestly positive results over the first half of the reporting period, municipal bonds rallied more robustly over the second half as the rate of U.S. economic growth began to moderate and the Federal Reserve Board (the “Fed”) refrained from raising short-term interest rates after more than two years of steady rate hikes.The fund participated fully in the market’s gains, primarily due to its relatively long average duration during the market rally and strong contributions from corporate-backed municipal bonds.

What is the fund’s investment approach?

The fund seeks to maximize current income exempt from federal income tax to the extent believed by Dreyfus to be consistent with the preservation of capital. In pursuing this goal, the fund invests at least 80% of its assets in municipal bonds. Under normal market conditions, the weighted average maturity of the fund’s portfolio is expected to exceed 10 years. Municipal bonds are classified as general obligation bonds, revenue bonds and notes. Under normal market conditions, the fund invests at least 80% of its net assets in municipal bonds considered investment grade or the unrated equivalent as determined by Dreyfus.

The fund also issues auction rate preferred stock and invests the proceeds in a manner consistent with its investment objective.This has the effect of “leveraging” the portfolio, which can increase the fund’s performance potential as well as, depending on market conditions, enhance net asset value volatility.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Over time, many of the fund’s older, higher yielding bonds have matured or were redeemed by their issuers. We have generally attempted to replace those bonds with investments consistent with the fund’s investment policies. We have also sought to upgrade the fund with newly issued bonds that, in our opinion, have better structural or income characteristics than existing holdings.When such opportunities arise, we usually look to sell bonds that are close to their optimal redemption date or maturity. In addition, we conduct credit analysis of the fund’s holdings in an attempt to avoid potential defaults on interest and principal payments.

What other factors influenced the fund’s performance?

Despite robust economic growth and rising interest rates over the first half of the reporting period, longer-term municipal bonds generally retained their value, enabling the fund to produce modestly positive returns. However, a bout of heightened market volatility in the spring of 2006 erased those gains when renewed inflation and interest-rate concerns caused bond prices to fall sharply.

Fortunately, the market staged a sustained rally over the summer and fall as U.S.housing markets softened and the U.S.economic expansion began to moderate.The Fed lent credence to a less robust economic outlook when, after more than two years of steady rate hikes, it held short-term interest rates unchanged at 5.25% at its meetings in August, September and October. Because longer-term municipal bond yields declined while short-term yields remained relatively steady, yield differences along the market’s maturity range narrowed toward historical lows.

Municipal bond prices also were supported by favorable supply-and-demand factors over the reporting period. Most states and municipalities received more tax revenue than originally projected, achieving budget surpluses and reducing their need to borrow. Consequently, the national supply of newly issued municipal bonds fell compared to the same period one year earlier.Yet, demand remained robust from both individual and institutional investors seeking competitive levels of tax-free income.

The fund benefited from these trends by emphasizing longer-term securities and maintaining an average duration that was modestly longer than industry averages. This positioning enabled the fund to participate more fully in the rally at the longer end of the market’s maturity spectrum. In addition, the fund received strong contributions to performance from corporate-backed municipal bonds, including securities issued on behalf of airlines and bonds backed by the states’ settlement of litigation with U.S. tobacco companies. On the other hand, higher borrowing costs for the fund’s leveraging strategy detracted slightly from its relative performance.

What is the fund’s current strategy?

Recent economic data suggest to us that the U.S. economy is slowing with little risk of recession. Consequently, the Fed appears unlikely to adjust short-term interest rates in either direction over the next several months. In addition, yield differences along the market’s maturity range have fallen toward historical lows in the wake of the market rally. Therefore,we recently reduced the fund’s average duration toward a position that is roughly in line with industry averages. When making new purchases, we have focused primarily on higher-quality, income-oriented bonds that tend to fare well in slower-growth economic environments.

December 15, 2006

[1]	Total return includes reinvestment of dividends and any capital gains paid, based upon net asset value per share. Past performance is no guarantee of future results. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT)
for certain investors. Capital gains, if any, are fully taxable. Return figure provided reflects the absorption of certain expenses by The Dreyfus Corporation pursuant to an undertaking in effect through May 31, 2007. Had these expenses not been absorbed, the fund’s return would have been lower.
[2]	Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the market price per share at the end of the period, adjusted for any capital gain distributions.

The Fund 5

SELECTED INFORMATION
November 30, 2006 (Unaudited)

Market Price per share November 30, 2006	$9.29
Shares Outstanding November 30, 2006	48,284,842
New York Stock Exchange Ticker Symbol	DSM

MARKET PRICE (NEW YORK STOCK EXCHANGE)
		Fiscal Year Ended November 30, 2006

	Quarter	Quarter	Quarter	Quarter
	Ended	Ended	Ended	Ended
	February 28, 2006	May 31, 2006	August 31, 2006	November 30, 2006

High	$8.63	$8.86	$9.10	$9.33
Low	7.97	8.49	8.57	8.88
Close	8.52	8.70	9.05	9.29

PERCENTAGE GAIN (LOSS) based on change in Market Price*
November 22, 1989 (commencement of operations)
through November 30, 2006	196.25%
December 1, 1996 through November 30, 2006	84.89
December 1, 2001 through November 30, 2006	53.33
December 1, 2005 through November 30, 2006	20.68
March 1, 2006 through November 30, 2006	13.83
June 1, 2006 through November 30, 2006	9.86
September 1, 2006 through November 30, 2006	4.09

NET ASSET VALUE PER SHARE
November 22, 1989 (commencement of operations)	$9.32
November 30, 2005	8.88
February 28, 2006	9.00
May 31, 2006	8.92
August 31, 2006	9.06
November 30, 2006	9.21

PERCENTAGE GAIN based on change in Net Asset Value*
November 22, 1989 (commencement of operations)
through November 30, 2006	215.15%
December 1, 1996 through November 30, 2006	87.35
December 1, 2001 through November 30, 2006	46.81
December 1, 2005 through November 30, 2006	9.94
March 1, 2006 through November 30, 2006	6.84
June 1, 2006 through November 30, 2006	6.23
September 1, 2006 through November 30, 2006	3.09

* With dividends reinvested.

STATEMENT OF INVESTMENTS
November 30, 2006

Long-Term Municipal	Coupon	Maturity	Principal
Investments—143.1%	Rate (%)	Date	Amount ($)	Value ($)

Alabama—1.0%
Jefferson County,
Limited Obligation School
Warrants	5.50	1/1/22	4,000,000	4,407,080
Alaska—3.8%
Alaska Housing Finance Corp.
(Veterans Mortgage Program)	6.25	6/1/35	4,180,000	4,401,498
Alaska Housing Finance Corp.,
General Mortgage Revenue
(Insured; MBIA)	6.05	6/1/39	11,915,000	12,301,999
Arizona—.5%
Apache County Industrial
Development Authority, PCR
(Tucson Electric Power Co.
Project)	5.85	3/1/28	2,220,000	2,221,465
Arkansas—1.8%
Arkansas Development Finance
Authority, SFMR (Mortgage
Backed Securities Program)
(Collateralized: FNMA and GNMA)	6.25	1/1/32	2,680,000	2,737,111
Little Rock School District
(Insured; FSA)	5.25	2/1/10	5,000,000 [a]	5,257,800
California—5.0%
California,
GO (Various Purpose)	5.25	11/1/27	4,240,000	4,585,390
California,
GO (Various Purpose)	5.50	4/1/28	4,855,000	5,470,857
California Department of Veteran
Affairs, Home Purchase Revenue	5.20	12/1/28	5,000,000	5,004,100
California Health Facilities
Financing Authority, Revenue
(Cedars-Sinai Medical Center)	6.25	12/1/09	3,750,000 [a]	4,085,963
Chula Vista,
IDR (San Diego Gas and
Electric Co.)	5.00	12/1/27	3,000,000	3,200,190
Colorado—4.9%
Colorado Health Facilities
Authority, Revenue (American
Housing Foundation I, Inc.
Project)	8.50	12/1/31	1,995,000	2,079,468

The Fund 7

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Colorado (continued)
Colorado Housing Finance Authority
(Single Family Program)
(Collateralized; FHA)	6.60	8/1/32	2,090,000	2,189,630
Denver City and County,
Special Facilities Airport
Revenue (United Airlines
Project)	6.88	10/1/32	2,885,000	2,988,860
Northwest Parkway Public Highway
Authority, Revenue	7.13	6/15/41	7,000,000	7,385,840
Salida Hospital District,
HR	5.25	10/1/36	2,500,000	2,580,275
Silver Dollar Metropolitan
District	7.05	12/1/06	4,755,000 [a]	4,755,428
Connecticut—3.5%
Connecticut Development Authority,
PCR (Connecticut Light and
Power Co. Project)	5.95	9/1/28	9,000,000	9,491,850
Connecticut Resources Recovery
Authority (American REF-FUEL
Co. of Southeastern
Connecticut Project)	6.45	11/15/22	4,985,000	5,085,198
Mohegan Tribe Indians Gaming
Authority, Public
Improvement-Priority
Distribution	6.25	1/1/31	1,000,000	1,070,630
District of Columbia—3.1%
District of Columbia Tobacco
Settlement Financing Corp.,
Tobacco Settlement
Asset-Backed Bonds	0.00	6/15/46	104,040,000	9,770,396
Metropolitan Washington Airports
Authority, Special Facilities
Revenue (Caterair
International Corp.)	10.13	9/1/11	4,000,000	4,006,360
Florida—5.0%
Escambia County,
EIR (International Paper
Company Project)	5.00	8/1/26	1,825,000	1,854,091

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Florida (continued)
Escambia County,
EIR (International Paper
Company Project)	5.00	8/1/26	2,300,000	2,336,662
Florida Housing Finance Corp.,
Housing Revenue (Seminole
Ridge Apartments)
(Collateralized; GNMA)	6.00	4/1/41	6,415,000	6,725,550
Highlands County Health Facilities
Authority, HR (Adventist
Health System/Sunbelt
Obligated Group)	5.25	11/15/36	4,000,000	4,306,800
Orange County Health Facilities
Authority, HR (Orlando
Regional Healthcare System)	6.00	10/1/09	70,000 [a]	75,130
Orange County Health Facilities
Authority, HR (Orlando
Regional Healthcare System)	6.00	10/1/26	3,430,000	3,650,721
Orange County Health Facilities
Authority, Revenue (Adventist
Health System)	6.25	11/15/24	3,000,000	3,370,710
Georgia—2.6%
Atlanta,
Airport Revenue (Insured; FSA)	5.25	1/1/25	3,000,000	3,220,860
Augusta,
Airport Revenue	5.45	1/1/31	2,500,000	2,675,125
Georgia Housing and Finance
Authority, SFMR	5.60	12/1/32	2,445,000	2,527,788
Savannah Economic Development
Authority, EIR (International
Paper Co. Project)	6.20	8/1/27	2,670,000	2,919,351
Idaho—.1%
Idaho Housing and Finance
Association, SFMR
(Collateralized; FNMA)	6.35	1/1/30	460,000	479,706
Illinois—8.0%
Chicago,
SFMR (Collateralized: FHLMC,
FNMA and GNMA)	6.25	10/1/32	1,985,000	2,010,329

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Illinois (continued)
Chicago O’Hare International
Airport, General Airport Third
Lien Revenue (Insured; XLCA)	6.00	1/1/29	5,000,000	5,677,550
Chicago O’Hare International
Airport, Special Facilities
Revenue (American Airlines
Inc. Project)	8.20	12/1/24	5,700,000	5,876,700
Illinois Educational Facilities
Authority, Revenue
(Northwestern University)	5.00	12/1/38	5,000,000	5,285,550
Illinois Health Facilities
Authority, Revenue (Advocate
Health Care Network)	6.13	11/15/10	5,000,000 [a]	5,463,750
Illinois Health Facilities
Authority, Revenue (OSF
Healthcare System)	6.25	11/15/09	10,900,000 [a]	11,825,628
Indiana—1.5%
Franklin Township School Building
Corp., First Mortgage	6.13	7/15/10	6,000,000 [a]	6,630,840
Louisiana—1.8%
West Feliciana Parish,
PCR (Entergy Gulf States
Project)	7.00	11/1/15	3,000,000	3,036,420
West Feliciana Parish,
PCR (Entergy Gulf States
Project)	6.60	9/1/28	4,700,000	4,749,350
Maryland—1.3%
Maryland Economic Development
Corp., Senior Student Housing
Revenue (University of
Maryland, Baltimore Project)	5.75	10/1/33	2,550,000	2,576,291
Maryland Industrial Development
Financing Authority, EDR
(Medical Waste Associates
Limited Partnership Facility)	8.75	11/15/10	3,710,000	3,064,571
Massachusetts—4.7%
Massachusetts Health and
Educational Facilities
Authority, Revenue (Civic
Investments Issue)	9.00	12/15/15	2,000,000	2,455,320

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Massachusetts (continued)
Massachusetts Health and
Educational Facilities
Authority, Revenue (Partners
Healthcare System)	5.75	7/1/32	3,000,000	3,268,560
Massachusetts Housing Finance
Agency, Housing Revenue	5.00	6/1/30	1,000,000	1,040,260
Massachusetts Housing Finance
Agency, SFHR	5.00	12/1/31	6,000,000	6,217,800
Massachusetts Turnpike Authority,
Metropolitan Highway System
Revenue (Insured; MBIA)	5.00	1/1/37	2,805,000	2,863,372
Massachusetts Water Pollution
Abatement Trust (Pool Program)	4.38	8/1/36	5,000,000 [b]	5,020,900
Michigan—3.0%
Kent Hospital Finance Authority,
Revenue (Metropolitan Hospital
Project)	6.00	7/1/35	4,000,000	4,470,960
Michigan Strategic Fund,
SWDR (Genesee Power Station
Project)	7.50	1/1/21	8,720,000	8,720,349
Minnesota—1.0%
Saint Paul Housing and
Redevelopment Authority,
Hospital Facility Revenue
(HealthEast Project)	6.00	11/15/25	1,000,000	1,122,500
Saint Paul Housing and
Redevelopment Authority,
Hospital Facility Revenue
(HealthEast Project)	6.00	11/15/35	3,000,000	3,348,840
Mississippi—.7%
Mississippi Business Finance
Corp., PCR (System Energy
Resources, Inc. Project)	5.90	5/1/22	3,160,000	3,165,467
Nebraska—.3%
Nebraska Investment Finance
Authority, SFMR	7.97	3/1/26	1,150,000 [c,d]	1,152,461
Nevada—2.6%
Clark County,
IDR (Nevada Power Co. Project)	5.60	10/1/30	3,000,000	3,003,630

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Nevada (continued)
Washoe County
(Reno-Sparks Convention
Center) (Insured; FSA)	6.40	1/1/10	8,000,000 [a]	8,665,200
New Hampshire—3.3%
New Hampshire Business Finance
Authority, PCR (Public Service
Co. of New Hampshire Project)
(Insured; MBIA)	6.00	5/1/21	2,690,000	2,825,576
New Hampshire Business Finance
Authority, PCR (Public Service
Co. of New Hampshire Project)
(Insured; MBIA)	6.00	5/1/21	6,000,000	6,302,400
New Hampshire Industrial
Development Authority, PCR
(Connecticut Light and Power
Company Project)	5.90	11/1/16	5,400,000	5,553,900
New Jersey—3.7%
New Jersey Economic Development
Authority, Special Facility
Revenue (Continental Airlines,
Inc. Project)	6.25	9/15/19	4,620,000	4,790,848
Tobacco Settlement Financing Corp.
of New Jersey, Tobacco
Settlement Asset-Backed Bonds	7.00	6/1/41	10,095,000	11,760,675
New York—8.1%
New York City Industrial
Development Agency, Special
Facility Revenue (American
Airlines, Inc. John F. Kennedy
International Airport Project)	8.00	8/1/28	3,000,000	3,710,850
New York City Industrial
Development Agency, Special
Facility Revenue (American
Airlines, Inc. John F. Kennedy
International Airport Project)	7.75	8/1/31	10,000,000	12,136,300
New York Liberty Development
Corp., Revenue (Goldman Sachs
Headquarters Issue)	5.25	10/1/35	12,500,000	14,905,625
New York State Dormitory
Authority, Revenue (Marymount
Manhattan College) (Insured;
Radian)	6.25	7/1/29	4,000,000	4,268,200

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

New York (continued)
New York State Dormitory
Authority, Revenue (Suffolk
County Judicial Facility)	9.50	4/15/14	605,000	827,755
North Carolina—.6%
North Carolina Eastern Municipal
Power Agency, Power System
Revenue	6.70	1/1/19	2,500,000	2,720,325
Ohio—5.2%
Cuyahoga County,
Hospital Facilities Revenue
(UHHS/CSAHS-Cuyahoga, Inc. and
CSAHS/UHHS-Canton, Inc.
Project)	7.50	1/1/30	3,500,000	3,887,940
Cuyahoga County,
Hospital Improvement Revenue
(The Metrohealth Systems
Project)	6.15	2/15/09	10,000,000 [a]	10,645,800
Ohio Air Quality Development
Authority, PCR (Cleveland
Electric Illuminating Co.
Project) (Insured; ACA)	6.10	8/1/20	2,400,000	2,475,144
Ohio Housing Finance Agency,
Residential Mortgage Revenue
(Mortgage-Backed Securities
Program) (Collateralized; GNMA)	6.15	3/1/29	1,720,000	1,770,138
Ohio Water Development Authority,
Pollution Control Facilities
Revenue (Cleveland Electric
Illuminating Co. Project)
(Insured; ACA)	6.10	8/1/20	4,000,000	4,125,240
Oklahoma—3.3%
Oklahoma Development Finance
Authority, Revenue (Saint John
Health System)	6.00	2/15/29	9,000,000	9,494,910
Oklahoma Industries Authority,
Health System Revenue
(Obligated Group) (Insured;
MBIA)	5.75	8/15/09	2,105,000 [a]	2,244,562
Oklahoma Industries Authority,
Health System Revenue
(Obligated Group) (Insured;
MBIA)	5.75	8/15/29	2,895,000	3,060,333

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Oregon—.5%
Western Generation Agency,
Cogeneration Project Revenue
(Wauna Cogeneration Project)	5.00	1/1/16	2,110,000	2,191,868
Pennsylvania—4.2%
Allegheny County Port Authority,
Special Transportation Revenue
(Insured; MBIA)	6.13	3/1/09	4,750,000 [a]	5,061,457
Lehman Municipal Trust Receipts
(Pennsylvania Economic
Development Financing
Authority)	7.75	6/1/31	7,000,000 [d,e]	7,338,835
Pennsylvania Economic Development
Financing Authority, Exempt
Facilities Revenue (Reliant
Energy Seward, LLC Project)	6.75	12/1/36	2,000,000	2,174,140
Pennsylvania Housing Finance
Agency, Multi-Family
Development Revenue	8.25	12/15/19	241,000	241,593
Philadelphia Authority for
Industrial Development,
Revenue (Please Touch Museum
Project)	5.25	9/1/26	3,780,000	4,043,126
Rhode Island—.7%
Rhode Island Health and
Educational Building Corp.,
Higher Educational Facilities
Revenue (University of Rhode
Island) (Insured; MBIA)	5.88	9/15/09	3,000,000 [a]	3,215,400
South Carolina—10.1%
Greenville County School District,
Installment Purchase Revenue
(Building Equity Sooner for
Tomorrow)	7.25	12/1/28	19,000,000 [d,e]	21,081,260
Greenville Hospital System,
Hospital Facilities Revenue
(Insured; AMBAC)	5.50	5/1/26	7,000,000	7,547,890
Medical University of South
Carolina, Hospital Facilities
Revenue	6.00	7/1/09	5,000,000 [a]	5,350,100

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

South Carolina (continued)
Richland County,
EIR (International Paper Co.)	6.10	4/1/23	6,500,000	7,116,785
Securing Assets for Education,
Installment Purchase Revenue
(Berkeley County School
District Project)	5.13	12/1/30	3,280,000	3,527,115
Tennessee—3.6%
Johnson City Health and
Educational Facilities Board,
Hospital First Mortgage
Revenue (Mountain States
Health Alliance)	7.50	7/1/25	2,000,000	2,360,380
Johnson City Health and
Educational Facilities Board,
Hospital First Mortgage
Revenue (Mountain States
Health Alliance)	7.50	7/1/33	4,875,000	5,737,339
Memphis Center City Revenue
Finance Corp., Sports Facility
Revenue (Memphis Redbirds
Baseball Foundation Project)	6.50	9/1/28	6,000,000	6,024,240
Tennessee Housing
Development Agency
(Homeownership Program)	6.00	1/1/28	1,805,000	1,806,173
Texas—21.2%
Alliance Airport Authority Inc.,
Special Facilities Revenue
(American Airlines, Inc.
Project)	7.50	12/1/29	5,000,000	5,102,500
Cities of Dallas and Fort Worth,
Dallas/Fort Worth
International Airport,
Facility Improvement Corp.,
Revenue (Bombardier Inc.)	6.15	1/1/16	3,000,000	3,032,820
Gregg County Health Facilities
Development Corp., HR (Good
Shephard Medical Center
Project) (Insured; Radian)	6.38	10/1/10	2,500,000 [a]	2,768,150

The Fund 15

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Texas (continued)
Gulf Coast Industrial Development
Authority, Environmental
Facilities Revenue (Microgy
Holdings Project)	7.00	12/1/36	5,000,000	5,111,700
Harris County Health Facilities
Development Corp., HR
(Memorial Hermann Healthcare
System)	6.38	6/1/11	7,000,000 [a]	7,860,440
Harris County-Houston Sports
Authority, Third Lien Revenue
(Insured; MBIA)	0.00	11/15/31	9,685,000	2,922,642
Katy Independent School District
(Permanent School Fund
Guaranteed)	6.13	2/15/09	11,360,000 [a]	11,987,754
Lubbock Housing Financing
Corp., SFMR (Collateralized:
FNMA and GNMA)	6.70	10/1/30	1,625,000	1,656,785
Sabine River Authority,
PCR (TXU Electric Co. Project)	5.50	11/1/11	2,490,000	2,651,999
Sabine River Authority,
PCR (TXU Electric Co. Project)	6.45	6/1/21	4,900,000	5,291,363
Texas
(Veterans Housing Assistance
Program) (Collateralized; FHA)	6.10	6/1/31	8,510,000	9,022,813
Texas
(Veterans’ Land)	6.00	12/1/30	3,935,000	4,232,486
Texas Department of Housing and
Community Affairs, Home
Mortgage Revenue
(Collateralized: FHLMC, FNMA
and GNMA)	9.88	7/2/24	1,450,000 [e]	1,534,651
Texas Department of Housing and
Community Affairs, Residential
Mortgage Revenue
(Collateralized: FHLMC, FNMA
and GNMA)	5.35	7/1/33	5,265,000	5,466,544
Texas Transportation Commission,
GO (Mobility Fund) (Insured;
FGIC)	4.50	4/1/35	7,500,000	7,595,550

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Texas (continued)
Texas Turnpike Authority,
Central Texas Turnpike System
Revenue (Insured; AMBAC)	5.25	8/15/42	6,775,000	7,263,681
Tomball Hospital Authority,
Revenue (Tomball Regional
Hospital)	6.00	7/1/25	4,650,000	4,867,248
Tyler Health Facilities
Development Corp., HR (East
Texas Medical Center Regional
Healthcare System Project)	6.75	11/1/25	5,850,000	5,910,840
Virginia—5.3%
Henrico County Industrial
Development Authority, Revenue
(Bon Secours Health System)
(Insured; FSA)	8.46	8/23/27	7,500,000 [c]	10,557,825
Tobacco Settlement Financing Corp.
of Virginia, Tobacco
Settlement Asset-Backed Bonds	5.63	6/1/37	3,810,000	4,080,891
Virginia Housing Development
Authority, Rental Housing
Revenue	6.20	8/1/24	8,520,000	8,996,268
Washington—2.4%
Washington Higher Educational
Facilities Authority, Revenue
(Whitman College)	5.88	10/1/09	10,000,000 [a]	10,636,800
Wisconsin—7.9%
Badger Tobacco Asset
Securitization Corp., Tobacco
Settlement Asset-Backed Bonds	7.99	6/1/27	9,630,000 [d,e]	10,426,690
Badger Tobacco Asset
Securitization Corp., Tobacco
Settlement Asset-Backed Bonds	7.00	6/1/28	14,570,000	16,506,207
Wisconsin Health and Educational
Facilities Authority, Revenue
(Aurora Health Care, Inc.)	6.40	4/15/33	5,500,000	6,202,735
Wisconsin Health and Educational
Facilities Authority, Revenue
(Marshfield Clinic)	5.38	2/15/34	2,000,000	2,147,600

The Fund 17

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Wyoming—3.6%
Sweetwater County,
SWDR (FMC Corp. Project)	5.60	12/1/35	5,000,000	5,346,150
Wyoming Student Loan Corp.,
Student Loan Revenue	6.20	6/1/24	5,000,000	5,334,500
Wyoming Student Loan Corp.,
Student Loan Revenue	6.25	6/1/29	5,000,000	5,330,000
U.S. Related—3.2%
Children’s Trust Fund of Puerto
Rico, Tobacco Settlement
Asset-Backed Bonds	0.00	5/15/55	20,000,000	722,400
Puerto Rico Infrastructure
Financing Authority, Special
Tax Revenue	5.00	7/1/46	10,000,000	10,588,400
Puerto Rico Infrastructure
Financing Authority, Special
Tax Revenue (Insured; AMBAC)	0.00	7/1/35	10,000,000	2,973,600
Total Long-Term
Municipal Investments
(cost $600,694,813)				636,386,734

Short-Term Municipal Investments—1.9%

Alabama—.1%
Mobile County Industrial
Development Authority, PCR,
Refunding (ExxonMobil Project)	3.52	12/1/06	300,000 [f]	300,000
Alaska—.6%
Valdez,
Marine Terminal Revenue (BP
Pipelines Inc. Project)	3.57	12/1/06	2,350,000 [f]	2,350,000
Florida—.3%
Sunshine State Governmental
Financing Commission, Revenue
(Governmental Financing Program)
(Insured; AMBAC and Liquidity
Facility; Dexia Credit Locale)	3.57	12/1/06	1,485,000 [f]	1,485,000
Kentucky—.1%
Breckinridge County,
Lease Program Revenue
(Kentucky Association of
Counties Leasing Trust) (LOC;
U.S. Bank NA)	3.57	12/1/06	500,000 [f]	500,000

Short-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Michigan—.4%
Michigan Strategic Fund,
LOR (Detroit Symphony
Orchestra Project) (LOC;
ABN-AMRO)	3.57	12/1/06	1,800,000 [f]	1,800,000
New Mexico—.2%
Farmington,
PCR, Refunding (Arizona Public
Service Company Four Corners
Project) (LOC; Barclays Bank
PLC)	3.57	12/1/06	1,000,000 [f]	1,000,000
Texas—.2%
Harris County Health Facilities
Development Corporation,
Special Facilities Revenue
(Texas Medical Center Project)
(Insured; MBIA and Liquidity
Facility; JPMorgan Chase Bank)	3.57	12/1/06	1,000,000 [f]	1,000,000
Total Short-Term
Municipal Investments
(cost $8,435,000)				8,435,000

Total Investments (cost $609,129,813)			145.0%	644,821,734

Liabilities, Less Cash and Receivables			(3.2%)	(14,222,953)

Preferred Stock, at redemption value			(41.8%)	(186,000,000)

Net Assets Applicable to Common Shareholders			100.0%	444,598,781

[a] These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
[b] Purchased on a delayed delivery basis.
[c] Inverse floater security—the interest rate is subject to change periodically.
[d] Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2006, these securities amounted to $39,999,246 or 9.0% or net assets applicable ot Common Shareholders.
[e] Collateral for floating rate borrowings.
[f] Securities payable on demand.Variable interest rate—subject to periodic change.

The Fund 19

STATEMENT OF INVESTMENTS (continued)

Summary of Abbreviations

ACA	American Capital Access	AGC	ACE Guaranty Corporation
AGIC	Asset Guaranty Insurance	AMBAC	American Municipal Bond
	Company		Assurance Corporation
ARRN	Adjustable Rate Receipt Notes	BAN	Bond Anticipation Notes
BIGI	Bond Investors Guaranty Insurance	BPA	Bond Purchase Agreement
CGIC	Capital Guaranty Insurance	CIC	Continental Insurance
	Company		Company
CIFG	CDC Ixis Financial Guaranty	CMAC	Capital Market Assurance
Corporation
COP	Certificate of Participation	CP	Commercial Paper
EDR	Economic Development Revenue	EIR	Environmental Improvement
Revenue
FGIC	Financial Guaranty Insurance
	Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage
Corporation
FNMA	Federal National
	Mortgage Association	FSA	Financial Security Assurance
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National
	Mortgage Association	GO	General Obligation
HR	Hospital Revenue	IDB	Industrial Development Board
IDC	Industrial Development Corporation	IDR	Industrial Development Revenue
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MBIA	Municipal Bond Investors Assurance
Insurance Corporation
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

20

Summary of Combined Ratings (Unaudited)

Fitch	or Moody’s	or	Standard & Poor’s	Value (%) †

AAA	Aaa		AAA	24.5
AA	Aa		AA	18.4
A	A		A	13.8
BBB	Baa		BBB	24.7
BB	Ba		BB	2.0
B	B		B	5.7
CCC	Caa		CCC	1.8
F1	MIG1/P1		SP1/A1	1.2
Not Rated [g]	Not Rated [g]		Not Rated [g]	7.9
				100.0

†	Based on total investments.
[g]	Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to
	be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

The Fund 21

STATEMENT OF ASSETS AND LIABILITIES
November 30, 2006

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	609,129,813	644,821,734
Cash		377,095
Interest receivable		11,149,439
Prepaid expenses		9,091
		656,357,359

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(a)		331,001
Payable for floating rate notes issued		17,815,000
Payable for investment securities purchased		4,938,350
Dividends payable to Common Shareholders		2,076,248
Interest and related expenses payable		333,018
Dividends payable to Preferred Shareholders		47,793
Commissions payable		7,626
Accrued expenses and other liabilities		209,542
		25,758,578

Auction Preferred Stock, Series A, B and C, par value
$.001 per share (7,440 shares issued and outstanding
at $25,000 per share liquidation value)—Note 1		186,000,000

Net Assets applicable to Common Shareholders ($)		444,598,781

Composition of Net Assets ($):
Common Stock, par value, $.001 per share
(48,284,842 shares issued and outstanding)		48,255
Paid-in capital		436,547,697
Accumulated undistributed investment income—net		492,978
Accumulated net realized gain (loss) on investments		(28,182,070)
Accumulated net unrealized appreciation
(depreciation) on investments		35,691,921

Net Assets applicable to Common Shareholders ($)		444,598,781

Common Shares Outstanding
(110 million shares of $.001 par value Common Stock authorized)		48,284,842

Net Asset Value per share of Common Stock ($)		9.21

See notes to financial statements.

22

STATEMENT OF OPERATIONS
Year Ended November 30, 2006

Investment Income ($):
Interest Income	36,386,385
Expenses:
Investment advisory fee—Note 3(a)	3,096,225
Administration fee—Note 3(a)	1,548,113
Interest and related expenses	538,431
Commission fees—Note 1	491,092
Professional fees	85,684
Shareholders’ reports	66,289
Directors’ fees and expenses—Note 3(b)	46,174
Registration fees	42,880
Shareholder servicing costs	30,916
Custodian fees	5,847
Interest expense—Note 2	2,104
Miscellaneous	51,467
Total Expenses	6,005,222
Less—reduction in investment advisory fee
due to undertaking—Note 3(a)	(619,245)
Less—reduction in custody fees due to
earnings credits—Note 1(b)	(8,414)
Net Expenses	5,377,563
Investment Income—Net	31,008,822

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	4,172,322
Net realized gain (loss) on financial futures	12,200
Net realized gain (loss) on options transactions	(284,250)
Net Realized Gain (Loss)	3,900,272
Net unrealized appreciation (depreciation) on investments	11,976,354
Net Realized and Unrealized Gain (Loss) on Investments	15,876,626
Dividends on Preferred Stock	(6,123,205)
Net Increase in Net Assets Resulting from Operations	40,762,243

See notes to financial statements.

The Fund 23

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30,

	2006	2005

Operations ($):
Investment income—net	31,008,822	30,171,570
Net realized gain (loss) on investments	3,900,272	3,240,390
Net unrealized appreciation
(depreciation) on investments	11,976,354	3,264,265
Dividends on Preferred Stock	(6,123,205)	(4,087,520)
Net Increase (Decrease) in Net Assets
Resulting from Operations	40,762,243	32,588,705

Dividends to Common Shareholders from ($):
Investment income—net	(24,902,021)	(28,341,929)

Capital Stock Transactions ($):
Dividends reinvested—Note 1(c)	272,463	663,327
Total Increase (Decrease) in Net Assets	16,132,685	4,910,103

Net Assets ($):
Beginning of Period	428,466,096	423,555,993
End of Period	444,598,781	428,466,096
Undistributed investment income—net	492,978	608,862

Capital Share Transactions (Common Shares):
Increase in Common Shares Outstanding
as a Result of Dividends Reinvested	30,139	73,419

See notes to financial statements.

24

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements, with respect to common stock and market price data for the fund’s common shares.

		Year Ended November 30,

	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value, beginning of period	8.88	8.79	8.90	8.56	8.75
Investment Operations:
Investment income—net [a]	.64	.63	.61	.64	.70
Net realized and unrealized
gain (loss) on investments	.34	.13	(.06)	.36	(.26)
Dividends on Preferred Stock
from investment income—net	(.13)	(.08)	(.05)	(.06)	(.07)
Total from Investment Operations	.85	.68	.50	.94	.37
Distributions to Common Shareholders:
Dividends from investment income—net	(.52)	(.59)	(.61)	(.60)	(.56)
Net asset value, end of period	9.21	8.88	8.79	8.90	8.56
Market value, end of period	9.29	8.16	8.41	8.81	7.88

Total Return (%) [b]	9.94	3.78	2.48	19.89	(.36)

Ratios/Supplemental Data (%):
Ratio of total expenses to average net
assets applicable to Common Stock [c]	1.38	1.26	1.26	1.28	1.28
Ratio of net expenses to average net
assets applicable to Common Stock [c]	1.24	1.12	1.25	1.28	1.28
Ratio of net investment income to average
net assets applicable to Common Stock [c]	7.16	6.98	6.96	7.35	8.10
Ratio of total expenses to
total average net assets	.97	.88	.88	.86	.89
Ratio of net expenses to
total average net assets	.87	.78	.86	.86	.89
Ratio of net investment income to
total average net assets	5.01	4.88	4.84	5.10	5.61
Portfolio Turnover Rate	57.12	44.20	39.94	77.92	44.71
Asset coverage of Preferred Stock,
end of period	339	330	328	330	321

Net Assets, net of Preferred Stock,
end of period ($ x 1,000)	444,599	428,466	423,556	428,301	411,369
Preferred Stock outstanding,
end of period ($ x 1,000)	186,000	186,000	186,000	186,000	186,000

[a]	Based on average common shares outstanding at each month end.
[b] Calculated based on market value.
[c]	Does not reflect the effect of dividends to Preferred Stock shareholders.
See notes to financial statements.

The Fund 25

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Strategic Municipal Bond Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified closed-end management investment company. The fund’s investment objective is to maximize current income exempt from federal income tax to the extent believed by the fund’s investment adviser to be consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. Dreyfus is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Mellon Trust of New England, N.A. (the “Custodian”) acts as the fund’s custodian. The Custodian is a wholly-owned subsidiary of Mellon Financial. PFPC Global Fund Services (“PFPC”), a subsidiary of PNC Bank (“PNC”), serves as the fund’s transfer agent, dividend-paying agent, registrar and plan agent.The fund’s Common Stock trades on the New York Stock Exchange under the ticker symbol DSM.

On December 4, 2006, Mellon Financial and The Bank of New York Company, Inc. announced that they had entered into a definitive agreement to merge. The new company will be called The Bank of New York Mellon Corporation. As part of this transaction, Dreyfus would become a wholly-owned subsidiary of The Bank of New York Mellon Corporation.The transaction is subject to certain regulatory approvals and the approval of The Bank of New York Company, Inc.’s and Mellon Financial’s shareholders, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Mellon Financial and The Bank of New York Company, Inc. expect the transaction to be completed in the third quarter of 2007.

The fund has outstanding 2,480 shares of Series A, Series B and Series C for a total of 7,440 shares of Auction Preferred Stock (“APS”), with a liquidation preference of $25,000 per share (plus an amount equal to accumulated but unpaid dividends upon liquidation). APS dividend rates are determined pursuant to periodic auctions. Deutsche Bank Trust Company Americas, as Auction Agent, receives a fee from the fund for its services in connection with such auctions. The fund also compensates broker-dealers generally at an annual rate of .25% of the purchase price of the shares of APS placed by the broker-dealer in an auction.

The fund is subject to certain restrictions relating to the APS. Failure to comply with these restrictions could preclude the fund from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of APS at liquidation value.

The holders of the APS, voting as a separate class, have the right to elect at least two directors.The holders of the APS vote as a separate class on certain other matters, as required by law.The fund has designated Robin A. Melvin and John E. Zuccotti to represent holders of APS on the fund’s Board of Directors.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in municipal debt securities are valued on the last business day of each week and month by an independent pricing service (the “Service”) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as deter-

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

mined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal securities and U.S.Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on the last business day of each week and month.

On September 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

Inverse floaters purchased after January 1, 1997 in the agency market are accounted for as financing transactions in accordance with FASB 140 “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities.”

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

(c) Dividends to shareholders of Common Stock (“Common Shareholder(s)”): Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986,as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

For Common Shareholders who elect to receive their distributions in additional shares of the fund, in lieu of cash, such distributions will be reinvested at the lower of the market price or net asset value per share (but not less than 95% of the market price) as defined in the dividend reinvestment plan.

On November 30, 2006, the Board of Directors declared a cash dividend of $.043 per share from investment income-net, payable on December 29, 2006 to Common Shareholders of record as of the close of business on December 14, 2006.

(d) Dividends to Shareholders of APS: For APS, dividends are currently reset every 7 days for Series A, B and C.The dividend rates in effect at November 30, 2006 were as follows: Series A — 3.48%, Series B — 3.50% and Series C — 3.55% .

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code of 1986 as amended, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes”(FIN 48).FIN 48 provides

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

guidance for how uncertain tax positions should be recognized,measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

At November 30, 2006, the components of accumulated earnings on a tax basis were as follows: undistributed tax exempt income $2,879,726, accumulated capital losses $28,408,189 and unrealized appreciation $35,918,040.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to November 30, 2006. If not applied, $2,280,744 of the carryover expires in fiscal 2008, $442,201 expires in fiscal 2009, $9,253,314 expires in fiscal 2010, $5,474,907 expires in fiscal 2011 and $10,957,023 expires in fiscal 2012.

The tax character of distributions paid to shareholders during the fiscal periods ended November 30, 2006 and November 30, 2005, were as follows: tax exempt income $31,025,226 and $32,429,449, respectively.

During the period ended November 30, 2006, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments, the fund decreased accumulated undistributed investment income-net by $99,480, increased net realized gain (loss) on investments by $34,267 and increased paid-in capital by $65,213. Net assets were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing.

The average daily amount of borrowing outstanding under the line of credit during the period ended November 30, 2006 was approximately $36,900, with a related weighted average annualized interest rate of 5.70% .

NOTE 3—Investment Advisory Fee, Administration Fee and
Other Transactions With Affiliates:

(a) The fee payable by the fund, pursuant to the provisions of an Investment Advisory Agreement with Dreyfus, is payable monthly based on an annual rate of .50% of the value of the fund’s average weekly net assets (including net assets representing auction preferred stock outstanding). The fund also has an Administration Agreement with Dreyfus, a Custody Agreement with the Custodian and a Transfer Agency and Registrar Agreement with PFPC. The fund pays in the aggregate for administration, custody and transfer agency services a monthly fee based on an annual rate of .25% of the value of the fund’s average weekly net assets (including net assets representing auction preferred stock outstanding); out-of pocket transfer agency and custody expenses are paid separately by the fund.

Dreyfus has agreed from December 1, 2005 through May 31, 2007, to waive receipt of a portion of the fund’s investment advisory fee, in the amount of .10% of the value of the fund’s average weekly net assets (including net assets representing auction preferred stock outstanding). The reduction in investment advisory fee, pursuant to the undertaking, amounted to $619,245 during the period ended November 30, 2006.

During the period ended November 30, 2006, the fund was charged $4,184 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $253,927, administration fees $126,964 and chief compliance officer fees $1,704, which are offset against an expense reimbursement currently in effect in the amount of $51,594.

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

(b) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, financial futures and option transactions, during the period ended November 30, 2006, amounted to $351,019,083 and $346,985,444, respectively.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to “mark to market” on a daily basis, which reflects the change in the market value of the contracts at the close of each day’s trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses.When the contracts are closed, the fund recognizes a realized gain or loss.These investments require initial margin deposits with a broker. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change.At November 30, 2006, there were no financial futures contracts outstanding.

At November 30, 2006, the cost of investments for federal income tax purposes was $591,088,694; accordingly, accumulated net unrealized appreciation on investments was $35,918,040, consisting of $43,897,565 gross unrealized appreciation and $7,979,525 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Strategic Municipal Bond Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Strategic Municipal Bond Fund, Inc., including the statement of investments, as of November 30, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2006 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Strategic Municipal Bond Fund, Inc. at November 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
January 17, 2007

The Fund 33

ADDITIONAL INFORMATION (Unaudited)

Dividend Reinvestment and Cash Purchase Plan

Under the fund’s Dividend Reinvestment Plan (the “Plan”), a holder of the Common Stock (“Common Shareholder”) who has fund shares registered in his name will have all dividends and distributions reinvested automatically by PFPC Global Fund Services, as Plan agent (the “Agent”), in additional shares of the fund at the lower of prevailing market price or net asset value (but not less than 95% of market value at the time of valuation) unless such Common Shareholder elects to receive cash as provided below. If market price is equal to or exceeds net asset value, shares will be issued at net asset value. If net asset value exceeds market price or if a dividend or other distribution payable only in cash is declared, the Agent, as agent for the Plan participants, will buy fund shares in the open market. A Plan participant is not relieved of any income tax that may be payable on such dividends or distributions.

A Common Shareholder who owns fund shares registered in the name of his broker/dealer or other nominee (i.e., in “street name”) may not participate in the Plan, but may elect to have cash dividends and distributions reinvested by his broker/dealer or other nominee in additional shares of the fund if such service is provided by the broker/dealer or other nominee; otherwise such dividends and distributions will be treated like any other cash dividend or distribution.

A Common Shareholder who has fund shares registered in his name may elect to withdraw from the Plan at any time for a $5.00 fee and thereby elect to receive cash in lieu of shares of the fund. Changes in elections must be by direct mail to PFPC Global Fund Services, Attention: Closed-End funds, Post Office Box 8030, Boston, Massachusetts 02266, or by telephone at 1-800-331-1710, and should include the shareholder’s name and address as they appear on the Agent’s records. Elections received by the Agent will be effective only if received prior to the record date for any distribution.

The Agent maintains all Common Shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account. Shares in the account of each Plan participant will be held by the

Agent in non-certificated form in the name of the participant, and each such participant’s proxy will include those shares purchased pursuant to the Plan.

The fund pays the Agent’s fee for reinvestment of dividends and distributions. Plan participants pay a pro rata share of brokerage commissions incurred with respect to the Agent’s open market purchases in connection with the reinvestment of dividends or distributions.

The fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to Plan participants at least 90 days before the record date for such dividend or distribution.The Plan also may be amended or terminated by the Agent on at least 90 days’written notice to Plan participants.

Managed Dividend Policy

The fund’s dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the fund, the fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the fund for any particular month may be more or less than the amount of net investment income earned by the fund during such month.The fund’s current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets and Liabilities, and Notes to Financial Statements, which comprises part of the Financial Information included in this report.

Benefits and Risks of Leveraging

The fund utilizes leverage to seek to enhance the yield and net asset value of its Common Stock.These objectives cannot be achieved in all interest rate environments.To leverage, the fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests

The Fund 35

ADDITIONAL INFORMATION (Unaudited) (continued)

the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the fund’s Common Stock.

Supplemental Information

During the period ended November 30, 2006, there were: (i) no material changes in the fund’s investment objectives or policies, (ii) no changes in the fund’s charter or by-laws that would delay or prevent a change of control of the fund, (iii) no material changes in the principal risk factors associated with investment in the fund, and (iv) no changes in the person primarily responsible for the day-to-day management of the fund’s portfolio.

Certifications

The fund’s chief executive officer has certified to the NYSE, pursuant to the requirements of Section 303A.12(a) of the NYSE Listed Company Manual, that, as of August 17, 2006, he was not aware of any violation by the fund of applicable NYSE corporate governance listing standards.The fund’s reports to the SEC on Form N-CSR contain certifications by the fund’s chief executive officer and chief financial officer as required by Rule 30a-2(a) under the 1940 Act, including certifications regarding the quality of the fund’s disclosures in such reports and certifications regarding the fund’s disclosure controls and procedures and internal control over financial reporting.

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during the fiscal year ended November 30, 2006 as “exempt-interest dividends” (not generally subject to regular federal income tax).As required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2006 calendar year on Form 1099-DIV and their portion of the fund’s exempt-interest dividends paid for the 2006 calendar year on Form 1099-INT, both which will be mailed by January 31, 2007.

PROXY RESULTS ( U n a u d i t e d )

Holders of Common Stock and holders of Auction Preferred Stock (“APS”) voted together as a single class on a proposal presented at the annual shareholders’ meeting held on May 18, 2006 as follows:

		Shares

	For		Authority Withheld

To elect three Class I Directors: †
Joseph S. DiMartino	39,466,342		785,930
William Hodding Carter III	39,315,858		936,415
Richard Leone	39,472,802		779,471
† The terms of these Class I Directors expire in 2009.

The Fund 37

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a Meeting of the fund’s Board of Directors held on November 6, 2006, the Board considered the re-approval for an annual period of the fund’s Investment Advisory Agreement, pursuant to which the Manager provides the fund with investment advisory services, and the fund’s separate Administration Agreement, pursuant to which the Manager provides the fund with administrative services. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent, and quality of the services provided to the fund pursuant to the fund’s Investment Advisory Agreement and Administration Agreement. The Manager’s representatives noted the fund’s closed-end structure, the relationships the Manager has with various intermediaries, the different needs of each intermediary, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to fund shareholders.The Board noted the fund’s asset size and considered that a closed-end fund is not subject to the inflows and outflows of assets as an open-end fund would be that would increase or decrease its asset size.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered the Manager’s extensive administrative, accounting, and compliance infrastructure.

Comparative Analysis of the Fund’s Investment Advisory Fee and Administration Fee and Expense Ratio and Performance. The Board members reviewed reports prepared by Lipper, Inc., an independent provider of investment company data, which included information comparing the fund’s total investment advisory fee and administration fee and expense ratio with a group of comparable “leveraged” funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”) that were selected by Lipper. Included in the fund’s reports were comparisons of contractual and actual management fee rates and total operating expenses.

The Board members also reviewed the reports prepared by Lipper that presented the fund’s performance on a net asset value and market price basis and placed significant emphasis on comparisons of total return performance for various periods ended September 30,2006 and yield performance for one-year periods ended September 30th for the fund to the same group of funds as the fund’s Expense Group (the “Performance Group”) and to a group of funds that was broader than the fund’s Expense Universe (the “Performance Universe”) that also were selected by Lipper. The Manager previously had furnished the Board with a description of the methodology Lipper used to select the fund’s Expense Group and Expense Universe, and Performance Group and Performance Universe. The Manager also provided a comparison of the fund’s total returns to the fund’s Lipper category average returns for the past 10 calendar years.

The Board reviewed the results of the Expense Group and Expense Universe comparisons for various periods ended September 30, 2006. The Board reviewed the range of management fees and expense ratios of the funds in the Expense Group and Expense Universe, and noted that the fund’s total contractual investment advisory fee and administration fee (based on net assets solely attributable to common stock after leverage) was higher than the Expense Group median and that the fund’s actual total contractual investment advisory fee and administrative fee was higher than the Expense Group and Expense Universe medians. The Board also noted that the fund’s total expense ratio (based on net assets solely attributable to common stock after leverage) was slightly higher than the Expense Group and Expense Universe medians. The Board noted the undertaking in effect by the Manager over the past year to waive receipt of .10% of the fund’s investment advisory fee and the Manager’s commitment to continue such waiver through May 31, 2007.

With respect to the fund’s performance on a net asset value basis, the Board noted that the fund achieved first quintile (the first quintile

The Fund 39

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

reflecting the highest performance ranking group) total return rankings in the Performance Group for each reported time period up to 5 years and first or second quintile total return rankings in the Performance Universe for each reported time period up to 5 years. The Board noted that while the fund achieved total return results that were lower than the Performance Group and Performance Universe medians for the 10-year period, the fund was not leveraged prior to October 1999. On a yield performance basis, the Board noted that in the Performance Group the fund’s 1-year yields ranked in the first or second quintile for 9 of the 10 reported time periods and that in the Performance Universe the fund’s 1-year yields ranked in the first or second quintile for each of the 10 reported time periods.

With respect to the fund’s performance on a market price basis, the Board noted that the fund achieved a range of first, second, or third quintile total return rankings (including first quintile for the recent 1-year period) in the Performance Group and Performance Universe for each reported time period up to 10 years. On a yield performance basis, the Board noted that the fund’s 1-year yields were higher than the Performance Group and Performance Universe medians for 7 out of the 10 reported time periods.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by investment companies managed by the Manager or its affiliates that were reported in the same Lipper category as the fund (the “Similar Funds”). It was noted that each Similar Fund also was a closed-end fund. The Board members considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the fund’s management fee. The Manager’s representatives noted that there were no similarly managed institutional separate accounts or wrap fee accounts managed by the Manager or its affiliates with similar investment objectives, policies, and strategies as the fund.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager for the fund and the method used to deter-

mine such expenses and profit.The Board previously had been provided with information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex.The Board also had been informed that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reason-able.The consulting firm also analyzed where any economies of scale might emerge in connection with the management of a fund. The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund, including any decline in fund assets from the prior year, and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. The Board members also considered potential benefits to the Manager from acting as investment adviser to the fund and noted that there were no soft dollar arrangements in effect with respect to trading the fund’s portfolio.

It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fees under the Investment Advisory and Administration Agreements bear a reasonable relationship to the mix of services provided by the Manager, including the nature, extent, and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less. It was noted that the profitability percentage for managing the fund was within ranges determined by appropriate court cases to be reasonable given the services rendered and the fund’s overall performance and generally superior service levels provided. The Board also noted the Manager’s waiver of receipt of a portion of the investment advisory fee over the past year and its effect on the profitability of the Manager.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed busi-

The Fund 41

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

ness decision with respect to continuation of the fund’s Investment Advisory Agreement and Administration Agreement. Based on its discussions and considerations as described above, the fund’s Board made the following conclusions and determinations.

  The Board concluded that the nature,extent,and quality of the services provided by the Manager to the fund are adequate and appropriate.
  The Board was satisfied with the fund’s performance.
  The Board concluded that the total investment advisory fee and administration fee paid to the Manager by the fund was reasonable in light of the services provided, comparative performance and expense and management fee information, including the Manager’s undertaking to waive receipt of 0.10% of the fund’s investment advisory fee through May 31, 2007, costs of the services provided and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the fund.
  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the man- agement of the fund had been adequately considered by the Manager in connection with the management fee rate charged to the fund, and that, to the extent in the future it were to be deter- mined that material economies of scale had not been shared with a fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Investment Advisory Agreement and Administration Agreement was in the best interests of the fund and its shareholders.

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (63)
Chairman of the Board (1995) Current term expires in 2009

Principal Occupation During Past 5 Years:
• Corporate Director and Trustee

Other Board Memberships and Affiliations:

  The Muscular Dystrophy Association, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
  The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
  Sunair Services Corporation, engaging in the design, manufacture and sale of high frequency systems for long-range voice and data communications, as well as providing certain outdoor-related services to homes and businesses, Director

No. of Portfolios for which Board Member Serves: 190

———————
David W. Burke	(70)
Board Member	(1994) Current term expires in 2008

Principal Occupation During Past 5 Years:
• Corporate Director and Trustee.

Other Board Memberships and Affiliations:

  John F. Kennedy Library Foundation, Director
  U.S.S. Constitution Museum, Director

No. of Portfolios for which Board Member Serves: 81

———————

William Hodding Carter III (71)

Board Member (1988) Current term expires in 2009

Principal Occupation During Past 5 Years:

  Professor of Leadership & Public Policy, University of North Carolina, Chapel Hill (January 1, 2006-present)
  President and Chief Executive Officer of the John S. and James L. Knight Foundation (February 1, 1998-February 1, 2006)

Other Board Memberships and Affiliations:

  The Century Foundation, Emeritus Director
  The Enterprise Corporation of the Delta, Director

No. of Portfolios for which Board Member Serves: 28

The Fund 43

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Gordon J. Davis (65)
Board Member (2006) Current term expires in 2007

Principal Occupation During Past 5 Years:
• Partner in the law firm of LeBoeuf, Lamb, Greene & MacRae, LLP
• President, Lincoln Center for the Performing Arts, Inc. (2001)

Other Board Memberships and Affiliations:

  Consolidated Edison, Inc., a utility company, Director
  Phoenix Companies, Inc., a life insurance company, Director
  Board Member/Trustee for several not-for-profit groups

No. of Portfolios for which Board Member Serves: 37

———————
Joni Evans (64)
Board Member (2006) Current term expires in 2009

Principal Occupation During Past 5 Years:
• Principal, Joni Evans Ltd.
• Senior Vice President of the William Morris Agency (2005)

No. of Portfolios for which Board Member Serves: 28

———————
Arnold S. Hiatt (79)
Board Member (2006) Current term expires in 2007

Principal Occupation During Past 5 Years:
• Chairman of The Stride Rite Charitable Foundation
Other Board Memberships and Affiliations:
• Isabella Stewart Gardner Museum,Trustee
• John Merck Fund, a charitable trust,Trustee
• Business for Social Responsibility, Director
• The A.M. Fund,Trustee

No. of Portfolios for which Board Member Serves: 28

———————
Ehud Houminer (66)
Board Member (1994) Current term expires in 2007

No. of Portfolios for which Board Member Serves: 76

Principal Occupation During Past 5 Years:
• Executive-in-Residence at the Columbia Business School, Columbia University
Other Board Memberships and Affiliations:
• Avnet Inc., an electronics distributor, Director
• International Advisory Board to the MBA Program School of
Management, Ben Gurion University, Chairman
• Explore Charter School, Brooklyn, NY, Chairman

44

Richard C. Leone (66)
Board Member (1987) Current term expires in 2009

Principal Occupation During Past 5 Years:
• President of The Century Foundation (formerly,The Twentieth Century Fund, Inc.), a tax exempt research foundation engaged in the study of economic, foreign policy and domestic issues

Other Board Memberships and Affiliations:

  The American Prospect, Director
  Center for American Progress, Director

No. of Portfolios for which Board Member Serves: 28

———————
Hans C. Mautner (69)
Board Member (1987) Current term expires in 2008

Principal Occupation During Past 5 Years:
• President—International Division and an Advisory Director of Simon Property Group, a
real estate investment company (1998-present)
• Director and Vice Chairman of Simon Property Group (1998-2003)
• Chairman and Chief Executive Officer of Simon Global Limited (1999-present)

Other Board Memberships and Affiliations:

  Capital and Regional PLC, a British co-investing real estate asset manager, Director
  Member - Board of Managers of: Mezzacappa Long/Short Fund LLC
  Mezzacappa Partners LLC

No. of Portfolios for which Board Member Serves: 28

———————
Robin A. Melvin (43)
Board Member (1995) Current term expires in 2007

Principal Occupation During Past 5 Years:
• Director, Boisi Family foundation, a private family foundation that supportsyouth-serving orga-
nizations that promote the self sufficiency of youth from disadvantaged circumstances

No. of Portfolios for which Board Member Serves: 28

———————
Burton N.Wallack (56)
Board Member (2006) Current term expires in 2008

Principal Occupation During Past 5 Years:
• President and co-owner of Wallack Management Company, a real estate management company

No. of Portfolios for which Board Member Serves: 28

The Fund 45

BOARD MEMBERS INFORMATION (Unaudited) (continued)

John E. Zuccotti (69)
Board Member (1987) Current term expires in 2008

Principal Occupation During Past 5 Years:
• Chairman of Brookfield Financial Properties, Inc.
• Senior Counsel of Weil, Gotshal & Manges, LLP
• Chairman of the Real Estate Board of New York

Other Board Memberships and Affiliations:

  Emigrant Savings Bank, Director
  Wellpoint, Inc., Director
  Visiting Nurse Service of New York, Director
  Columbia University,Trustee
  Doris Duke Charitable Foundation,Trustee

No. of Portfolios for which Board Member Serves: 28

———————

The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166.

46

OFFICERS OF THE FUND (Unaudited)

J. DAVID OFFICER, President since
January 2007.

Chief Operating Officer,Vice Chairman and a director of the Manager, and an officer of 90 investment companies (comprised of 190 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since April 1, 1998.

A. PAUL DISDIER, Executive Vice
President since March 2000.

Executive Vice President of the Fund, Director of Dreyfus Municipal Securities, and an officer of 3 other investment companies (comprised of 3 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since February 1988.

MARK N. JACOBS, Vice President since
March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Vice President
and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President
and Assistant Secretary since August
2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. She is 51 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 45 years old and has been an

JANETTE E. FARRAGHER, Vice President
and Assistant Secretary since August
2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. She is 43 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since May 1986.

The Fund 47

OFFICERS OF THE FUND (Unaudited) (continued)

JEFF PRUSNOFSKY, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since
November 2001.

Director-Mutual Fund Accounting of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1985.

ERIK D. NAVILOFF, Assistant Treasurer
since August 2005.

Senior Accounting Manager - Taxable Fixed Income Funds of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since November 1992.

ROBERT ROBOL, Assistant Treasurer
since August 2005.

Senior Accounting Manager — Money Market and Municipal Bond Funds of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, Assistant Treasurer
since August 2005.

Senior Accounting Manager - Equity Funds of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer
since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance
Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (91 investment companies, comprised of 206 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 49 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

OFFICERS AND DIRECTORS

Dreyfus Strategic Municipal Bond Fund , Inc.

200 Park Avenue New York, NY 10166

Directors	Portfolio Managers
Joseph S. DiMartino	Joseph P. Darcy
David W. Burke	A. Paul Disdier
William Hodding Carter, III	Douglas J. Gaylor
Gordon J. Davis	Joseph A. Irace
Joni Evans	Colleen A. Meehan
Arnold S. Hiatt	W. Michael Petty
Ehud Houminer	James Welch
Richard C. Leone	Monica S.Wieboldt
Hans C. Mautner	Bill Vasiliou
Robin A. Melvin †
Burton N.Wallack	Investment Adviser
John E. Zuccotti †	and Administrator
† Auction Preferred Stock Directors	The Dreyfus Corporation

Officers	Custodian
President	Mellon Trust of New England, N.A.
J. David Officer
Executive Vice Presidents	Counsel
A. Paul Disdier	Stroock & Stroock & Lavan LLP
Vice President
Mark N. Jacobs	Transfer Agent,
Vice President and Secretary	Dividend-Paying Agent,
Michael A. Rosenberg	Registrar and Disbursing Agent
Vice President and Assistant Secretaries	PFPC Global Fund Services
James Bitetto
Joni Lacks Charatan	(Common Stock)
Joseph M. Chioffi	Deutsche Bank Trust Company Americas
Janette E. Farragher	(Auction Preferred Stock)
John B. Hammalian
Robert R Mullery	Auction Agent
Jeff Prusnofsky	Deutsche Bank Trust Company Americas
Treasurer	(Auction Preferred Stock)
James Windels
Assistant Treasurers	Stock Exchange Listing
Erik D. Naviloff	NYSE Symbol: DSM
Robert Robol
Robert Svagna	Initial SEC Effective Date
Gavin C. Reilly
11/22/89
Chief Compliance Officer
Joseph W. Connolly

The Net Asset Value appears in the following publications:Barron’s,Closed-End Bond Funds section under the heading “Municipal Bond Funds”every Monday;Wall Street Journal,Mutual Funds section under the heading “Closed-End Funds”every Monday; NewYork Times,Business section under the heading “Closed-End Bond Funds—Municipal Bond Funds”every Monday.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940,as amended,that the fund may purchase shares of its common stock in the open market when it can do so at prices below the then current net asset value per share.

The Fund 49

For More Information

Dreyfus Strategic Municipal	Transfer Agent,
Bond Fund, Inc.	Dividend-Paying Agent,
200 Park Avenue	Registrar and Disbursing Agent
New York, NY 10166	PFPC Global Fund Services
Manager	(Common Stock)
101 Federal Street
The Dreyfus Corporation
Boston, MA 02110
200 Park Avenue
New York, NY 10166

Custodian
Mellon Trust of
New England, N.A.
One Boston Place
Boston, MA 02108

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

Information regarding how the fund voted proxies relating to portfolio securities for the 12-month period ended June 30, 2006, is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

© 2007 Dreyfus Service Corporation

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Richard C. Leone, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Richard C. Leone is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $34,374 in 2005 and $36,008 in 2006.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $16,800 in 2005 and $5,122 in 2006. These services consisted of (i) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended and (ii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2005 and $0 in 2006.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $2,994 in 2005 and $3,060 in 2006. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns;

(ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2005 and $0 in 2006.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2005 and $0 in 2006.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee were $0 in 2005 and $0 in 2006.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $917,339 in 2005 and $375,571 in 2006.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a) (58) (A) of the Securities Exchange Act of 1934, consisting of the following members: Richard C. Leone, Joseph S. DiMartino, David W. Burke, Hodding Carter III, Gordon J. Davis, Joni Evans, Arnold S. Hiatt, Ehud Houminer, Hans C. Mautner, Robin A. Melvin, Burton N. Wallack, and John E. Zuccotti.

Item 6.	Schedule of Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a) (1) The following information is as of January 26, 2007, the date of the filing of this report:

     James S. Welch has been the primary portfolio manager of the Registrant since November 2001 and has been employed by The Dreyfus Corporation (“Dreyfus”) since October 2001.

(a) (2) The following information is as of the Registrant’s most recently completed fiscal year, except where otherwise noted:

Portfolio Managers. The Manager manages the Fund's portfolio of investments in accordance with the stated policies of the Fund, subject to the approval of the Fund's Board. The Manager is responsible for investment decisions and provides the Fund with portfolio managers who are authorized by the Fund's Board to execute purchases and sales of securities. The Fund's portfolio managers are James S. Welch, Joseph P. Darcy, A. Paul Disdier, Douglas J. Gaylor, Joseph A. Irace, Colleen A. Meehan, W. Michael Petty, Bill Vasiliou, James Welch and Monica S. Wieboldt. The Manager also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for the Fund and for other funds advised by the Manager.

Portfolio Manager Compensation. Portfolio manager compensation is comprised primarily of a market-based salary and an incentive compensation plan. The Fund’s portfolio managers are compensated by Dreyfus or its affiliates and not by the Fund. The incentive compensation plan is comprised of three components: Fund performance (approximately 60%), individual qualitative performance (approximately 20%) and Dreyfus financial performance as measured by Dreyfus’ pre-tax net income (approximately 20%). Up to 10% of the incentive plan compensation may be paid in Mellon restricted stock.

Portfolio performance is measured by a combination of yield (35%) and total return (65%) relative to the appropriate Lipper peer group. 1-year performance in each category is weighted at 40% and 3-year performance at 60%. The portfolio manager’s performance is measured on either a straight average (each account weighted equally) or a combination of straight average and asset-weighted average. Generally, if the asset-weighted average is higher, then that is used to measure performance. If the straight average is higher, then typically an average of the two is used to measure performance.

     Individual qualitative performance is based on Dreyfus’ Chief Investment Officer’s evaluation of the portfolio manager’s performance based on any combination of the following: marketing contributions; new product development; performance on special assignments; people development; methodology enhancements; fund growth/gain in market; and support to colleagues. The Chief Investment Officer may consider additional factors at his discretion.

     Portfolio managers are also eligible for Dreyfus’ Long Term Incentive Plan. Under that plan, cash and/or Mellon restricted stock is awarded at the discretion of the Chief Investment Officer based on individual performance and contributions to the Investment Management Department and the Mellon organization.

Additional Information About Portfolio Managers. The following table lists the number and types of other accounts advised by the Fund’s primary portfolio manager and assets under management in those accounts as of the end of the Fund’s fiscal year:

	Registered
	Investment
Portfolio	Company	Assets	Pooled	Assets	Other	Assets
Manager	Accounts	Managed	Accounts	Managed	Accounts	Managed

James S. Welch	7	$2.2 billion	0	0	0	0

None of the funds or accounts are subject to a performance-based advisory fee.

     The dollar range of Fund shares beneficially owned by the primary portfolio manager are as follows as of the end of the Fund’s fiscal year:

Dollar Range of Registrant
Portfolio Manager	Registrant Name	Shares Beneficially Owned

James S. Welch	Dreyfus Strategic Municipal	None
Bond Fund, Inc.

Portfolio managers may manage multiple accounts for a diverse client base, including mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies and foundations), bank common trust accounts and wrap fee programs (“Other Accounts”).

     Potential conflicts of interest may arise because of Dreyfus’ management of the Fund and Other Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Dreyfus may be perceived as causing accounts it manages to participate in an offering to increase Dreyfus’ overall allocation of securities in that offering, or to increase Dreyfus’ ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as Dreyfus may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. Additionally, portfolio managers may be perceived to have a conflict of interest if there are a large number of Other Accounts, in addition to the Fund, that they are managing on behalf of Dreyfus. Dreyfus periodically reviews each portfolio manager’s overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Fund. In addition, Dreyfus could be viewed as having a conflict of interest to the extent that Dreyfus or its affiliates and/or portfolio managers have a materially larger investment in Other Accounts than their investment in the Fund.

     Other Accounts may have investment objectives, strategies and risks that differ from those of the Fund. For these or other reasons, the portfolio manager may purchase different securities for the Fund and the Other Accounts, and the performance of securities purchased for the Fund may vary from the performance of securities purchased for Other Accounts. The portfolio manager may place transactions on behalf of Other Accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions.

     A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in another account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

Dreyfus’ goal is to provide high quality investment services to all of its clients, while meeting Dreyfus’ fiduciary obligation to treat all clients fairly. Dreyfus has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Dreyfus monitors a variety of areas, including compliance with Fund guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics. Furthermore, senior investment and business personnel at Dreyfus periodically review the performance of the portfolio managers for Dreyfus-managed funds.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
None
Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) The Registrant has revised its internal control over financial reporting with respect to investments in certain inverse floater structures to account for such investments as secured borrowing and to report the related income and expense.

Item 12.

Exhibits.
(a)(1)	Code of ethics referred to in Item 2.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Strategic Municipal Bond Fund, Inc.
By:	/s/J. David Officer
J. David Officer
President

Date:	January 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of
1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ J. David Officer
J. David Officer
President

Date:	January 29, 2007

By:	/s/ James Windels
James Windels
Treasurer

Date:	January 29, 2007

EXHIBIT INDEX
(a)(1)	Code of ethics referred to in Item 2.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940. (EX-99.906CERT)